Exhibit 10.3

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (1) NOT MATERIAL AND (II) OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Execution Version

FIRST AMENDMENT TO LICENSE AGREEMENT
BETWEEN XENCOR, INC. AND ZENAS BIOPHARMA (CAYMAN) LIMITED

This First Amendment (this “Amendment”) to the License Agreement entered into as of May 27, 2021 by and between Xencor, Inc. (“Xencor”) and Zenas BioPharma (Cayman) Limited (“Zenas”) (the “Agreement”) is entered into and made effective as of November 3, 2021 (the “Amendment Effective Date”). Capitalized terms used but not otherwise defined herein will have the meanings ascribed to such terms in the Agreement.

WHEREAS, the Parties wish to amend the terms of the Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.            Xencor hereby waives the conditions to the effectiveness of the Agreement, as stipulated and required under Sections 14.1.2(a) and (b) of the Agreement, immediately and automatically upon the satisfaction of each of the following conditions:

(a)	the closing of the sale and issuance of [***] in aggregate principal due under the series of convertible promissory notes issued by Zenas (the “Notes”) pursuant to that certain Note Purchase Agreement dated as of November 3, 2021 by and among Zenas and the purchasers identified therein (the “Note Financing Closing”), which includes the sale and issuance to Xencor of a Note with a principal amount due equal to [***] (the “Xencor Note”); and

(b)	the issuance to Xencor of a warrant, in the form attached hereto as Exhibit A (the “Xencor Warrant”);

2.            the Parties shall not be obligated to execute and deliver an acknowledgement of effectiveness in the form of Schedule 14.1.3 as contemplated under Section 14.1.3 of the Agreement, with the understanding that this Amendment, together with the Xencor Note and the Xencor Warrant, shall serve as the Parties’ acknowledgement of the occurrence of the Effective Date;

3.            for clarity, Zenas’ issuance of the Xencor Warrant to Xencor supersedes and replaces Zenas’ obligation to pay Xencor the Equity Consideration contemplated in Sections 9.1 and 14.1.2 of the Agreement; and

4.            except as expressly set forth in this Amendment, the Agreement shall be unchanged and shall remain in full force and effect.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the respective dates set forth below, effective as of the Amendment Effective Date.

XENCOR, INC.

By:	[***]

Name:	[***]
Title:	[***]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the respective dates set forth below, effective as of the Amendment Effective Date.

ZENAS BIOPHARMA (CAYMAN) LIMITED

By:	/s/ Joseph Farmer

Name:	Joseph Farmer
Title:	Chief Business and Administrative Officer